UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 28, 2014

MAX SOUND CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51886	26-3534190
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2902A Colorado Avenue
Santa Monica, CA 90404
(Address of principal executive offices including zip code)

310-264-0230
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On May 28, 2014, Max Sound Corporation (the “Company”) issued a press release announcing that it had entered into a license agreement with Akyumen, Inc., an original equipment manufacturer of mobile devices, for the Company’s MAX-D HD Audio Technology to be added to Akyumen’s mobile devices.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(c)    Exhibits

99.1   Press Release, dated May 28, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAX SOUND CORPORATION

Date: May 29, 2014	By:	/s/ Greg Halpern
Greg Halpern
Chairman and Chief Financial Officer